Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
COVIDIEN PLC
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of the Quarterly Report of Covidien plc (the “Company”) on Form 10-Q/A for the period ended June 29, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of Covidien plc hereby certify that the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ José E. Almeida
José E. Almeida
Chairman, President and Chief Executive Officer

August 9, 2012

/S/ Charles J. Dockendorff
Charles J. Dockendorff
Executive Vice President and Chief Financial Officer

August 9, 2012